                              FORBEARANCE AGREEMENT

         THIS FORBEARANCE AGREEMENT (this "AGREEMENT") is made this 19th day of December, 2002 by and among:

         SILICON VALLEY BANK (the "LENDER"), a bank organized under the laws of the State of California with its principal place of business at 3003 Tasman Drive, Santa Clara, California and with a loan production office located at 2221 Washington Street, Suite 200, Newton, Massachusetts doing business under the name "Silicon Valley East";

         SATCON TECHNOLOGY CORPORATION, SATCON POWER SYSTEMS, INC., SATCON APPLIED TECHNOLOGY, INC., SATCON ELECTRONICS, INC., AND SATCON POWER SYSTEMS CANADA LTD. (individually and collectively, jointly and severally, the "BORROWER"), Delaware corporations (other than Satcon Power Systems Canada Ltd. which is organized under the laws of the Province of Ontario, Canada) with offices located at 161 First Street, Cambridge, Massachusetts;

                                   BACKGROUND

         Reference is made to the loan arrangement maintained between the Lender and the Borrower, evidenced by, among other things, a certain Loan and Security Agreement dated as of September 13, 2002 (the "LOAN AGREEMENT"). Hereinafter, the Loan Agreement, and all documents, instruments, and agreements incidental thereto shall be referred to collectively as the "LOAN DOCUMENTS". Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings as defined in the Loan Agreement.

         The Borrower has defaulted under the Loan Agreement as a result of its failure to comply with the Capitalization Event covenant set forth in Section 5c. of the Schedule by failing to cause a Capitalization Event to occur on or before December 1, 2002, and has requested that the Lender forbear from exercising its rights and remedies upon default under the Loan Documents until January 15, 2003. The Lender has agreed to forbear from enforcing its rights and remedies upon default, but only upon the terms and conditions set forth herein.

         Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed by and between the Lender and the Borrower, as follows:


                         ACKNOWLEDGMENT OF INDEBTEDNESS

         1. The Borrower hereby acknowledges and agrees that it is unconditionally liable to the Lender for the following amounts in accordance with the terms of the Loan Documents and this Agreement, as of December 19, 2002:

              (a)  Revolving Loans:

                        Principal:                 $885,527.34

              (b) For any additional principal advances and all interest heretofore or hereafter accruing, and all fees, penalties, costs, expenses, and costs of collection (including attorneys' fees and expenses) heretofore or hereafter incurred by the Lender in connection with the Loan Documents.

              (c) Hereinafter all amounts due as set forth in this Paragraph 1 and all other amounts payable pursuant to the terms of the Loan Documents, shall be referred to collectively as the "Obligations".

                                WAIVER OF CLAIMS

         2. The Borrower hereby acknowledges and agrees that it has no offsets, defenses, claims, or counterclaims against the Lender, or its officers, directors, employees, attorneys, representatives, parent, affiliates, predecessors, successors, or assigns with respect to the Loan Documents, the Obligations, or otherwise, and that if the Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against the Lender, or its officers, directors, employees, attorneys, representatives, parent, affiliates, predecessors, successors, or assigns, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this Agreement, all of them are hereby expressly WAIVED, and the Borrower hereby RELEASES the Lender, and its officers, directors, employees, attorneys, representatives, parent, affiliates, predecessors, successors, and assigns from any liability therefor.

                         RATIFICATION OF LOAN DOCUMENTS

         3. The Borrower hereby ratifies, confirms, and reaffirms all and singular the terms and conditions of the Loan Documents. The Borrower further acknowledges and agrees that, except as specifically modified in this Agreement, all terms and conditions of the Loan Documents shall remain in full force and effect.

                        LOCKBOX ACCOUNT; CASH MANAGEMENT

         4. The Borrower has, prior to the execution of this Agreement, established a lockbox account (the "Lockbox") with the Lender, into which the Borrower has caused to be delivered all checks, drafts, cash and other remittances that are proceeds of the Collateral. Until all Obligations are paid in full and the Loan Agreement has been effectively terminated, the Borrower shall continue to maintain the Lockbox and cause such items to be forwarded to the Lockbox. The Lender shall credit all such payments (conditional upon final collection) received in the Lockbox against the Obligations daily in such order and manner as the Lender may determine to be appropriate.

                                    ADVANCES

         5. From and after the execution of this Agreement until the occurrence of a Termination Event, the Lender shall, in its good faith business judgment, make Loans or other advances to the Borrower in accordance with the terms of the Loan Agreement so long as Borrower remains in compliance with the term and conditions of the Loan Agreement and this Agreement. The Borrower acknowledges and agrees that during the term of this Agreement, the Borrower shall not request Loans or other financial accommodations such that the aggregate amount outstanding under the Loan Agreement would exceed $2,000,000 at any one time outstanding (nothing contained in this Section shall be deemed to limit, reduce, modify or otherwise affect any other term or condition of the Loan Agreement including, without limitation, the calculation of any covenant or fee set forth therein). The Borrower acknowledges and agrees that in the event that the Lender shall determine (in its good faith business judgment) to make any Loans or other advances:

              (a) the making of such Loan or other advance by the Lender shall not constitute a waiver of any Event of Default under the Loan Documents, whether now existing or hereafter arising;

              (b) any such Loan or other advance which is made by the Lender shall be made pursuant to the terms and conditions of the Loan Agreement and shall constitute an Obligation hereunder.

                                    REPAYMENT

         6. Interest shall continue to accrue on the outstanding principal balance of the Obligations at the rate set forth in the Loan Documents, and the Borrower shall continue to pay all accrued interest, together with all other amounts which are or may become due under the Loan Documents, as and when due in accordance with the terms of the Loan Documents, unless otherwise specifically required by this Agreement.

                        SUPPLEMENTAL FINANCIAL REPORTING

         7. From and after the execution of this Agreement, and in addition to all other financial reports required to be delivered under the Loan Agreement, the Borrower shall deliver such additional financial information to the Lender as may be requested by the Lender.

                          AMENDMENTS TO LOAN AGREEMENT

         8.   The Loan Agreement is hereby amended as follows:

                   (i) Section 2.1 of the Loan Agreement is hereby amended by deleting the text "Notwithstanding the foregoing, the Collateral does not include:" set forth therein and substituting the text "The Collateral shall specifically include" therefor.

                   (ii) Section 5.7 of the Loan Agreement is hereby amended by adding the following sentence at the end of the Section:

                   "Silicon is hereby authorized to file such financing statements, continuation statements or amendments to financing statements, in any jurisdiction and with any filing offices as Silicon may determine are necessary or advisable to perfect the security interests granted to Silicon by the Borrower".

                              CONDITIONS PRECEDENT

         9. The Borrower acknowledges and agrees that this Agreement shall not be effective until the following conditions have been satisfied:

                   (i) The Lender shall have received the fully executed Warrant to Purchase Stock and Amendment No. 1 to Registration Rights Agreement in the form attached hereto collectively as EXHIBIT A and specifically incorporated by reference herein.

                   (ii) The Lender shall have received the fully executed Intellectual Property Security Agreements in the form attached hereto collectively as EXHIBIT B and specifically incorporated by reference herein.

                   (iii) The Lender shall have received resolutions of the Borrower authorizing the execution, delivery and performance of this Agreement and all transactions contemplated hereby, in form and substance satisfactory to the Lender.

                              FORBEARANCE BY LENDER

         10. In consideration of the Borrower's performance in accordance with each and every term and condition of this Agreement, the Lender shall forbear from enforcing the Lender's rights and remedies as a result of the Borrower's default under Section 5.c of the Schedule to the Loan Agreement and Borrower's probable default under
              Section 5.a (i)(b) of the Schedule to the Loan Agreement until the occurrence of a Termination Event. The Borrower (i) acknowledges that such Events of Default have occurred under the Loan Documents, and (ii) agrees that nothing contained in this Agreement shall constitute a waiver by the Lender of such Events of Default. This Agreement shall only constitute an agreement by the Lender to forbear from enforcing its rights and remedies based upon the existing Events of Default referenced above upon the terms and conditions set forth herein. In consideration for such agreement to forbear, the Borrower shall pay to the Lender a forbearance fee in the amount of $50,000.00, which fee shall be
              (i) deemed fully earned upon the execution of this Agreement, (ii) retained by the Lender as a fee and not applied against the Obligations, and (iii) payable as follows: (a) $25,000.00 upon the execution of this Agreement, and (b) $25,000.00 on or before January 15, 2003.

                     ADDITIONAL EQUITY/SUBORDINATE FINANCING

         11. The Borrower has advised the Lender that it intends to obtain and close upon additional unsecured, subordinated financing and/or issuance and sale of securities of the Borrower in accordance with the following timeframes:

                   (i) Furnish the Lender with a fully executed term sheet for an additional $3,000,000.00 in equity or subordinated debt financing, on terms and conditions satisfactory to the Lender, on or before December 19, 2002; and

                           (ii) Cause a Capitalization Event to occur on or
                  before January 15, 2003.

                   In the event the Borrower does not receive $4,000,000.00 from the issuance and sale of equity securities of the Borrower and/or the incurrence of subordinated debt financing on terms and conditions satisfactory to the Lender on or before January 15, 2003, the Borrower shall pay to the Lender an additional fee of $10,000.00 on January 16, 2003 and on the Monday of each week thereafter (the "Additional Fees") for so long as any amounts remain outstanding under the Loan Agreement. The Additional Fees shall be deemed earned as of the date hereof and the acceptance of any such Additional Fees shall not constitute an agreement on the part of the Lender to forbear from exercising its rights and remedies beyond the Termination Date.

                               TERMINATION EVENTS

         12. The occurrence of any one or more of the following events shall constitute a termination event (each a "TERMINATION EVENT") under this Agreement:

              (a)  January 15, 2003;

              (b) The failure of the Borrower to maintain a minimum Adjusted Tangible Net Worth of at least $15,500,000.00 as of November 30, 2002.

              (c) The failure of the Borrower to promptly, punctually, or faithfully perform any term or condition of this Agreement as and when due, including, without limitation, compliance with each event set forth herein, on or before dates set forth herein, it being expressly acknowledged and agreed that TIME IS OF THE ESSENCE;

              (d) The failure of the Borrower to pay any amount required to be paid to the Lender under this Agreement or any of the Loan Documents as and when due, it being expressly acknowledged and agreed that TIME IS OF THE ESSENCE;

              (e) The occurrence of any further Event of Default under the Loan Documents.

                             RIGHTS UPON TERMINATION

         13.  Upon the occurrence of any Termination Event:

              (a) The agreement of the Lender to forbear as set forth in this Agreement shall automatically terminate and the Lender may immediately commence enforcing its rights and remedies pursuant to the Loan Documents, and otherwise, in such order and manner as the Lender may determine appropriate; and

              (b) All Obligations shall be immediately due and payable in full, without demand, notice, or protest, all of which are hereby expressly WAIVED.


                 REIMBURSEMENT OF COSTS AND COSTS OF COLLECTION

         14. The Borrower shall immediately reimburse the Lender for any and all costs, expenses, and costs of collection (including reasonable attorneys' fees and expenses) incurred by the Lender in connection with the protection, preservation, and enforcement by the

              Lender of its rights and remedies under the Loan Documents, including, without limitation, the negotiation and preparation of this Agreement.

                                     WAIVERS

         15. JURY TRIAL. The Borrower hereby makes the following waiver knowingly, voluntarily, and intentionally, and understands that the Lender, in entering into this Agreement or making any financial accommodations to the Borrower, whether now or in the future, is relying on such a waiver: THE BORROWER HEREBY IRREVOCABLY WAIVES ANY PRESENT OR FUTURE RIGHT TO A JURY IN ANY TRIAL OF ANY CASE OR CONTROVERSY IN WHICH THE LENDER BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE LENDER OR IN WHICH THE LENDER IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF, OR IS IN RESPECT OF, ANY RELATIONSHIP BETWEEN THE BORROWER, OR ANY OTHER PERSON, AND THE LENDER.

                                ENTIRE AGREEMENT

         16. This Agreement shall be binding upon the Borrower and the Borrower's respective employees, representatives, successors, and assigns, and shall inure to the benefit of the parties and their successors and assigns. This Agreement and all documents, instruments, and agreements executed in connection herewith incorporate all of the discussions and negotiations between the Borrower and the Lender, either expressed or implied, concerning the matters included herein and in such other documents, instruments and agreements, any statute, custom, or usage to the contrary notwithstanding.

                            CONSTRUCTION OF AGREEMENT

         17. In connection with the interpretation of this Agreement and all other documents, instruments, and agreements incidental hereto:

              (a) All rights and obligations hereunder and thereunder, including matters of construction, validity, and performance, shall be governed by and construed in accordance with the law of the Commonwealth of Massachusetts and are intended to take effect as sealed instruments.

              (b) In the event of any inconsistency between the provisions of this Agreement and any other document, instrument, or agreement entered into by and between the Lender and the Borrower, the provisions of this Agreement shall govern and control.

                         ILLEGALITY OR UNENFORCEABILITY

         18. Any determination that any provision or application of this Agreement is invalid, illegal, or unenforceable in any respect, or in any instance, shall not affect the validity, legality, or enforceability of any such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Agreement.

                               INFORMED EXECUTION

         19. The Borrower warrants and represents to the Lender that the Borrower has read and understands all of the terms and conditions of this Agreement, intends to be bound by the terms and conditions of this Agreement, and is executing this Agreement freely and voluntarily, without duress, after consultation with independent counsel of its own selection.

         IN WITNESS WHEREOF, this Agreement has been executed this 19th day of December, 2002.

                     "BORROWER"

                     SATCON TECHNOLOGY CORPORATION

                     By:/s/ RALPH M. NORWOOD
                        -------------------------------------------

                     Title:VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
                           -----------------------------------------------


                     SATCON POWER SYSTEMS, INC.

                     By:/s/ RALPH M. NORWOOD
                        -------------------------------------------

                     Title:VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
                           -----------------------------------------------


                     SATCON APPLIED TECHNOLOGY, INC.

                     By:/s/ RALPH M. NORWOOD
                        -------------------------------------------

                     Title:VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
                           -----------------------------------------------

                     SATCON ELECTRONICS, INC.

                     By:/s/ RALPH M. NORWOOD
                        -------------------------------------------

                     Title:VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
                           -----------------------------------------------


                     SATCON POWER SYSTEMS CANADA LTD

                     By:/s/ RALPH M. NORWOOD
                        -------------------------------------------

                     Title:VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
                           -----------------------------------------------


                     "LENDER"

                     SILICON VALLEY BANK

                     By:/s/ JOHN K. PECK
                        --------------------------------------------------

                     Title:VICE PRESIDENT
                           -----------------------------------------------